UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2024

Ouster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39463	86-2528989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Treat Avenue

San Francisco, California 94110

(Address of principal executive offices) (Zip Code)

(415) 949-0108

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OUST	New York Stock Exchange
Warrants to purchase common stock	OUST WS	New York Stock Exchange
Warrants to purchase common stock expiring 2025	OUST WSA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 10, 2024, the Board of Directors of Ouster, Inc. (the “Company”) authorized the Company to transfer the listing of its common stock, par value $0.0001 per share, (“common stock”) and its warrants to purchase common stock expiring in 2025 trading under the symbol “OUST.WSA” (the “2025 Public Warrants”) to the Nasdaq Global Select Market from the New York Stock Exchange (“NYSE”) and NYSE American, respectively, and to transfer its warrants to purchase its common stock expiring in 2026 trading under the symbol “OUST.WS” (the “2026 Public Warrants” and, together with the common stock and “2025 Public Warrants”, the “Listed Securities”) to the Nasdaq Capital Market from the NYSE. The Nasdaq Stock Market LLC (“Nasdaq”) has approved such listings. The Company expects the listing and trading of its Listed Securities on the NYSE or NYSE American, as applicable, to cease at the close of trading on December 20, 2024. The Company expects the Listed Securities to begin trading on the applicable Nasdaq market on December 23, 2024. Following the transfer to Nasdaq, the Company’s common stock will continue to trade under the symbol “OUST”, the Company’s 2026 Public Warrants will trade under the symbol “OUSTZ” and the Company’s 2025 Public Warrants will trade under the symbol “OUSTW”.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on December 10, 2024 announcing the transfer of the listing of its common stock, 2025 Public Warrants and 2026 Public Warrants from the NYSE to Nasdaq. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 10, 2024.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ouster, Inc.

Date: December 10, 2024	By:	/s/ Megan Chung
	Name:	Megan Chung
	Title:	General Counsel and Secretary